Exhibit 99.1

NEWS RELEASE

APA Corporation to Acquire Callon Petroleum Company in All-Stock Transaction
•Complements and enhances APA’s asset base in the Permian Basin; expected to be accretive to key financial metrics;
•Adds to APA’s high-quality, short-cycle development inventory and increases oil mix; and
•Strengthens APA’s position as a leading, diversified independent E&P with pro forma production of more than 500,000 barrels of oil equivalent (BOE) per day and pro forma enterprise value in excess of $21 billion.*

HOUSTON, Jan. 4, 2024 – APA Corporation (“APA” or the “Company”) (NASDAQ: APA) and Callon Petroleum Company (“Callon”) (NYSE: CPE) have entered into a definitive agreement under which APA will acquire Callon in an all-stock transaction valued at approximately $4.5 billion, inclusive of Callon’s net debt. Under the terms of the transaction, each share of Callon common stock will be exchanged for a fixed ratio of 1.0425 shares of APA common stock. The transaction is expected to be accretive to all key financial metrics and add to APA’s inventory of high quality, short-cycle opportunities. Callon’s assets provide additional scale to APA’s operations across the Permian Basin, most notably in the Delaware Basin, where Callon has nearly 120,000 acres. On a pro forma basis, total company production exceeds 500,000 BOE per day and enterprise value increases to more than $21 billion.*
Key Highlights
•Combination of Callon’s Delaware-focused footprint with APA’s Midland-focused footprint provides scale and balance in the Permian Basin;
•APA’s oil-prone acreage in the Midland and Delaware Basin combined will increase by more than 50% following the transaction;
•Expected to be accretive on key financial and value metrics;
•Estimated overhead, operational and cost-of-capital synergies to exceed $150 million annually; and
•Additional scale anticipated to improve credit profile; pro forma balance sheet will remain strong with leverage at 1.1x net debt / adjusted EBITDAX.**

APA CORPORATION TO ACQUIRE CALLON PETROLEUM COMPANY IN ALL-STOCK TRANSACTION
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Management Commentary
“This transaction is aligned with APA’s overall portfolio strategy and fits all the criteria of our disciplined approach to evaluating external growth opportunities. Callon has built a strong portfolio in the Permian Basin that is complementary to our existing Permian assets and rounds out our opportunity set in the Delaware,” said John J. Christmann IV, APA’s CEO and president. “The acquisition is accretive and unlocks value for both shareholder bases, as increased scale will enable us to realize significant overhead and cost-of-capital synergies. The pro forma footprint in the Permian will also create opportunities to capture meaningful operating synergies.”
“We are very proud of the significant steps we have taken to enhance Callon’s asset base, operational performance and balance sheet over the past several years,” said Joe Gatto, Callon’s president and CEO. “This combination with APA now provides for an enhanced value proposition for our shareholders built on their depth of experience and strong execution in the Permian Basin, flexibility for increased capital allocation, and ongoing delineation and optimization efforts. Importantly, I would like to personally thank each and every Callon employee for their role in building this company. I am very proud of this team and what we have achieved together.”
Combined Permian Asset Position and Preliminary 2024 Planned Activity
Pro forma average daily Permian Basin production was 311 Mboe/d in 3Q 2023, which represents a 48% increase from APA’s Permian Basin production on a standalone basis. APA's oil production as a percentage of BOE’s in the Permian increases from approximately 37% to 43% in 3Q 2023, on a pro forma basis.
APA will provide additional activity plans and details post closing.
Transaction Details
In this all-stock transaction, each outstanding share of Callon common stock will be exchanged for 1.0425 shares of APA common stock, representing an implied value to each Callon share of $38.31 per share based on the closing price of APA common stock on Jan. 3, 2024. APA is expected to issue approximately 70 million shares of common stock in the transaction. After closing, existing APA shareholders are expected to own approximately 81% of the combined company and existing Callon shareholders are expected to own approximately 19% of the combined company. APA expects to retire the existing debt at Callon and replace it with APA term loan facilities totaling $2.0 billion. The term loan

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facilities are expected to offer improved optionality for near-term debt reduction. JPMorgan Chase Bank, N.A., Citigroup Global Markets Inc. and Wells Fargo Bank, National Association, LLC have jointly provided $2.0 billion of committed financing for the deal.
The transaction has been unanimously approved by the Boards of Directors of both APA and Callon and is expected to close during the second quarter of 2024, subject to customary closing conditions, termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and approval of the transaction by shareholders of both APA and Callon. Upon the closing of the transaction, a representative from Callon will join the APA board. APA’s executive management team will lead the combined company with the headquarters remaining in Houston, Texas.
Pro Forma APA Positioning
“APA has a proven ability to deliver strong results from its unconventional assets in the Permian Basin, and we look forward to building on the progress that the team at Callon has made within its asset base. This transaction is aligned with our strategy of maintaining and growing a diversified portfolio, underpinned by large-scale core areas of operation while continuing to build a portfolio of medium and longer-term exploration-driven development opportunities,” Christmann said.
Following the closing, the company’s worldwide pro forma production mix will be approximately 64% U.S. / 36% international.
APA’s global portfolio includes ongoing development on large-scale legacy assets in the U.S. and Egypt. The company is also advancing a FEED process for a large-scale FPSO development offshore Suriname. In addition to current production and development activities across the globe, APA maintains a differentiated exploration portfolio, which includes newly acquired large-scale blocks offshore Uruguay and onshore state-land leases in Alaska.
Advisors
Citi and Wells Fargo Securities LLC are acting as financial advisors to APA, and Wachtell, Lipton, Rosen & Katz is serving as legal advisor to APA. Morgan Stanley & Co. LLC is acting as lead advisor to Callon, and RBC Capital Markets, LLC is also acting as financial advisor to Callon. Kirkland & Ellis LLP is serving as legal advisor to Callon.

APA CORPORATION TO ACQUIRE CALLON PETROLEUM COMPANY IN ALL-STOCK TRANSACTION
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Conference Call
APA and Callon will host a joint conference call on Thursday Jan. 4, 2024, to discuss the transaction at 7:30 a.m. Central (8:30 a.m. Eastern). The conference call will be webcast from APA’s website at www.apacorp.com.
About APA
APA Corporation owns consolidated subsidiaries that explore for and produce oil and natural gas in the United States, Egypt and the United Kingdom and that explore for oil and natural gas offshore Suriname. APA posts announcements, operational updates, investor information and press releases on its website, www.apacorp.com. Additional details regarding Suriname, ESG performance and other investor-related topics are posted at investor.apacorp.com.
About Callon Petroleum
Callon Petroleum Company is an independent oil and natural gas company focused on the acquisition, exploration and sustainable development of high-quality assets in the Permian Basin in West Texas.
* Pro forma enterprise value is derived from the addition of each company’s market capitalization based on closing stock prices on 1/3/23, plus the net debt of each company as of 9/30/23.
** Net debt is as of 9/30/23, and adjusted EBITDAX is measured over the 4 quarters ended 9/30/23.
Forward-Looking Statements
This press release relates to a proposed business combination transaction between APA and Callon and contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction, and other aspects of our operations or operating results. Words and phrases such as “anticipate,” “estimate,” “believe,” “budget,” “continue,” “could,” “intend,” “may,” “might,” “plan,” “potential,” “possibly,” “predict,” “seek,” “should,” “will,” “would,” “expect,” “objective,” “projection,” “prospect,” “forecast,” “goal,” “guidance,” “outlook,” “effort,”

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“target,” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. All such forward-looking statements are based upon current plans, estimates, expectations, and ambitions that are subject to risks, uncertainties, and assumptions, many of which are beyond the control of APA and Callon, that could cause actual results to differ materially from those expressed or forecast in such forward-looking statements.
The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those described in these forward-looking statements: the risk that the approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 is not obtained or is obtained subject to conditions that are not anticipated by APA and Callon; uncertainties as to whether the potential transaction will be consummated on the expected time period or at all, or if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; APA’s ability to integrate Callon’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the transaction, including receipt a competing acquisition proposal; risks that the anticipated tax treatment of the potential transaction is not obtained; unforeseen or unknown liabilities; customer, shareholder, regulatory, and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the potential transaction that could be instituted against APA and Callon or their respective directors; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the potential transaction on the parties’ business relationships and business generally; risks that the potential transaction disrupts current plans and operations of APA or Callon and their respective management teams and potential difficulties in Callon’s ability to retain employees as a result of the transaction; negative effects of this announcement and the pendency or completion of the proposed acquisition on the market price of APA’s or Callon’s common stock and/or operating results; rating agency actions and APA’s and Callon’s ability to access short- and long-term debt markets on a timely and affordable basis; various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches, and earthquakes, and cybersecurity attacks, as well as security threats and governmental response to them, and technological changes; labor disputes; changes in labor costs and labor difficulties; the effects of industry, market, economic, political, or regulatory conditions outside of APA’s or Callon’s control; legislative, regulatory, and economic developments targeting public companies in the oil and gas industry; and the risks described in APA’s and Callon’s respective periodic

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and other filings with the U.S. Securities and Exchange Commission (“SEC”), including their most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K.
Forward-looking statements represent management’s current expectations and are inherently uncertain and are made only as of the date hereof. Except as required by law, neither APA nor Callon undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise.

Cautionary note to investors
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable, and possible reserves that meet the SEC’s definitions for such terms. This press release may use certain terms, such as “resources,” “potential resources,” “resource potential,” “estimated net reserves,” “recoverable reserves,” and other similar terms that the SEC guidelines strictly prohibit oil and gas companies from including in filings with the SEC. Such terms do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality, and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. Investors are urged to consider carefully the disclosure in APA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and Callon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. A copy of APA’s Annual Report on Form 10-K is available free of charge on APA’s website at https://investor.apacorp.com. A copy of Callon’s Annual Report on Form 10-K is available free of charge on Callon’s website at https://callon.com/investors. You may also obtain these reports from the SEC by calling 1-800-SEC-0330 or from the SEC’s website at www.sec.gov.

Non-GAAP Financial Measures
This press release includes information not prepared in conformity with generally accepted accounting principles (GAAP). Net debt and adjusted EBITDAX are non-GAAP measures. The non-GAAP information should be considered by the reader in addition to, but not instead of, financial information prepared in accordance with GAAP. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable GAAP financial measures can be found in the companies’ quarterly results posted on APA’s website at https://investor.apacorp.com and on Callon’s website at https://callon.com/investors.

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No Offer or Solicitation
This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It
In connection with the proposed transaction, APA intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of APA and Callon and that also constitutes a prospectus of APA common stock. Each of APA and Callon may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document that APA or Callon may file with the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to shareholders of APA and Callon. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and joint proxy statement/prospectus (if and when available) and other documents containing important information about APA, Callon, and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by APA will be available free of charge on APA’s website at https://investor.apacorp.com. Copies of the documents filed with the SEC by Callon will be available free of charge on Callon’s website at https://callon.com/investors.

Participants in the Solicitation
APA, Callon, and certain of their respective directors, executive officers, and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of APA, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in APA’s proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on April 11,

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2023, and APA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 23, 2023. Information about the directors and executive officers of Callon, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Callon’s proxy statement for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on March 13, 2023, and Callon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 23, 2023. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from APA or Callon using the sources indicated above.

APA Contacts
Investor:    (281) 302-2286    Gary Clark
Media:    (713) 296-7276    Alexandra Franceschi
Website:    www.apacorp.com

Callon Contacts:
Investor: (281) 589-5200; IR@callon.com
Website: www.callon.com